SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             - - - - - - - - - - -

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                  May 2, 2003
               Date of Report (Date of Earliest Event Reported)

                          GENELABS TECHNOLOGIES, INC.
            (Exact Name of Registrant as Specified in its Charter)

         0-19222                                          94-3010150
 (Commission File Number)                      (IRS Employer Identification No.)

          505 Penobscot Drive
        Redwood City, California                             94063
(Address of Principal Executive Offices)                   (Zip Code)

                         (650) 369-9500 (Registrant's
                    Telephone Number, including Area Code)
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Item 5.  Other Events

         On May 2, 2003, Genelabs Technologies, Inc. ("Genelabs") issued a press release announcing it had completed the sale of 8.1 million shares of its common stock to institutional and accredited investors (the "Purchasers") at a price of $1.00 per share, for gross proceeds of $8.1 million. Genelabs also issued warrants to the Purchasers for the purchase of an additional 2.43 million shares of Genelabs' common stock at an exercise price of $1.50 per share in connection with the sale.


Item 7.    Exhibits

       EXHIBIT NO.         DESCRIPTION

          10.1 Securities Purchase Agreement, by and among Genelabs and the Purchasers dated as of May 2, 2003.

          99.1             Press Release dated May 2, 2003.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated:  May 5, 2003

                                      GENELABS TECHNOLOGIES, INC.


                                      By:  /s/ Heather Criss Keller
                                      -----------------------------------------
                                      Name:   Heather Criss Keller
                                      Title:  Vice President, General
                                      Counsel

                                 EXHIBIT INDEX


    EXHIBIT NO.      DESCRIPTION

       10.1 Securities Purchase Agreement, by and among Genelabs and the Purchasers dated as of May 2, 2003.
       99.1          Press Release dated May 2, 2003.